UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2013

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Pursuant to a subscription agreement, dated October 15, 2013, by and among Western Power Distribution (West Midlands) plc ("WPD West Midlands") and Barclays, Lloyds Bank plc and The Royal Bank of Scotland, as manager (the "Managers"), WPD West Midlands agreed to issue and the Managers agreed to subscribe for £400 million aggregate nominal value of 3.875% Senior Unsecured Notes due October 17, 2024 at 98.592 percent of aggregate nominal value ("the West Midlands Notes"). The West Midlands Notes were issued pursuant to WPD West Midland's £3 billion Euro Medium Term Note Program.  The key terms of the West Midlands Notes are set out in the Final Terms signed by WPD West Midlands in connection with the offering.  On October 17, 2013, WPD West Midlands issued the West Midlands Notes and received proceeds of £394,368,000, net of a discount and fees paid to the Managers.  The net proceeds from the offering will be used by WPD West Midlands for general corporate purposes.  The West Midlands Notes have been admitted to the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange's Regulated Market.

A copy of the Final Terms of the West Midlands Note issuance is filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference.  The foregoing description is qualified in its entirety by reference to the actual terms of the exhibit filed herewith.

Section 8 – Other Events

Item 8.01 Other Events

Issuances of Notes by Western Power Distribution (East Midlands) plc

Pursuant to a subscription agreement, dated September 17, 2013, by and among Western Power Distribution (East Midlands) plc ("WPD East Midlands") and HSBC Bank plc, as manager ("HSBC"), WPD East Midlands agreed to issue and HSBC agreed to subscribe for £40 million aggregate nominal value of 1.676% Senior Unsecured Notes due September 24, 2052 at 99.50 percent of aggregate nominal value ("the East Midlands Notes"). The East Midlands Notes were issued pursuant to WPD East Midland’s £3 billion Euro Medium Term Note Program ("EMTN").  The key terms of the East Midlands Notes are set out in the Final Terms signed by WPD East Midlands in connection with the issuance on September 27, 2013.  On September 27, 2013, WPD East Midlands issued the East Midlands Notes and received proceeds of £39,800,000, net of fees paid to HSBC.  The net proceeds from the offering will be used by WPD East Midlands for general corporate purposes.  The East Midlands Notes have been admitted to the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange's Regulated Market.

A copy of the Final Terms of this issuance is filed as Exhibit 1.2 to this Form 8-K and incorporated herein by reference.  The foregoing description is qualified in its entirety by reference to the actual terms of the exhibit filed herewith.

Pursuant to a subscription agreement, dated September 26, 2013, by and among WPD East Midlands and Lloyds Bank plc, as manager ("Lloyds"), WPD East Midlands agreed to issue and Lloyds agreed to subscribe for £25 million aggregate nominal value of East Midlands Notes at 99.486 percent of aggregate nominal value. The £25 million tranche of East Midlands Notes was issued pursuant to WPD East Midland’s EMTN.  The key terms of the £25 million tranche of East Midlands Notes are set out in the Final Terms signed by WPD East Midlands in connection with the issuance on September 27, 2013.  On October 1, 2013, WPD East Midlands issued the £25 million tranche of East Midlands Notes and received proceeds of £24,875,201, net of fees paid to Lloyds.  The net proceeds from the issuance will be used by WPD East Midlands for general corporate purposes.  The £25 million tranche of East Midlands Notes has been admitted to the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange's Regulated Market.

A copy of the Final Terms of the issuance of the £25 million tranche of East Midlands Notes is filed as Exhibit 1.3 to this Form 8-K and is incorporated herein by reference.  The foregoing description is qualified in its entirety by reference to the actual terms of the exhibit filed herewith.

Amendment of £3 billion Euro Medium Term Note Program

In connection with the preparation for the East Midlands Notes offering referred to above, the EMTN was amended to add as prospective issuers Western Power Distribution (South West) plc and Western Power Distribution (South Wales) plc.  The amended Trust Deed related to the EMTN is filed as Exhibits 4.1 hereto and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	1.1	Final Terms of the WPD West Midlands £400 million 3.875% Senior Unsecured Notes due October 17, 2024.
	1.2	Final Terms of WPD East Midlands £40 million 1.676% Notes due 2052.
	1.3	Final Terms of WPD East Midlands £25 million 1.676% Notes due 2052.

4.1
Amended and Restated Trust Deed, dated September 10, 2013, by and among Western Power Distribution (East Midlands) plc, Western Power Distribution (West Midlands) plc, Western Power Distribution (South West) plc and  Western Power Distribution (South Wales) plc as Issuers, and HSBC Corporate Trustee Company (UK) Limited as Note Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Mark F. Wilten
Mark F. Wilten Vice President - Finance and Treasurer

Dated:  October 18, 2013